BLACKROCK FUNDSSM

iShares Short-Term TIPS Bond Index Fund

(the “Fund”)

Supplement dated December 2, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated April 29, 2020, as supplemented to date

Effective December 3, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About iShares Short-Term TIPS Bond Index Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About iShares Short-Term TIPS Bond Index Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
James Mauro	2016	Managing Director of BlackRock, Inc.
Karen Uyehara	2020	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. James Mauro and Karen Uyehara are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Mauro	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Head of San Francisco Core PM at BlackRock, Inc. since 2020; Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2010 to 2014; Vice President of State Street Global Advisors from 2001 to 2010.
Karen Uyehara	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2020; Director of BlackRock, Inc. from 2010 to 2019; Portfolio Manager of Western Asset Management Company from 2005 to 2010.

Shareholders should retain this Supplement for future reference.